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                                                                   Exhibit 10.13

STATE OF NORTH CAROLINA
COUNTY OF YANCEY

                                                   OPTION MODIFICATION AGREEMENT

         THIS OPTION MODIFICATION AGREEMENT (the "Agreement") is made and entered into as of the 20th day of December, 2001, by Van Phillips ("Optionee");

                                   WITNESSETH:

         WHEREAS, Optionee is the holder of an option to purchase 6,600 shares of common stock of First Western Bank ("FWB") at a price of $11.00 per share (the "Option"); and,

         WHEREAS, FWB, MountainBank ("MountainBank"), and MountainBank Financial Corporation ("MFC"), have entered into an Agreement and Plan of Reorganization and Merger dated September 17, 2001 (the "Acquisition Agreement") which provides for FWB to be merged into MountainBank (the "Merger"), with MountainBank to be the surviving bank; and,

         WHEREAS, the Acquisition Agreement provides that, at the time the Merger becomes effective, options to purchase shares of FWB's common stock previously granted by FWB to its directors under FWB's nonstatutory stock option plan, and previously granted by FWB to its officers and employees who become officers and employees of MountainBank in connection with the Merger, will, to the extent that those options remain outstanding and unexercised at the effective time of the Merger, be assumed by MFC on their then current terms and conditions and be converted into options to purchase shares of MFC's common stock; and,

         WHEREAS, the Acquisition Agreement provides that such conversion will be made such that, following the effective time of the Merger, each such option will represent an option to purchase 0.50 shares of MFC's common stock for each shares of FWB's common stock previously covered by the option, at a purchase price appropriately adjusted to reflect the effect of the Merger and the conversion of FWB's outstanding common stock into shares of MFC's common stock; and,

         WHEREAS, consummation of the Merger is conditioned on the holders of FWB's outstanding options agreeing to such assumption and conversion, and Optionee desires to evidence his or her agreement to and acknowledgment of the conversion of the Option and the terms thereof following assumption by MFC.

         NOW, THEREFORE, for and in consideration of MFC's assumption of the Option and its conversion into an option to purchase shares of MFC's common stock, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Optionee acknowledges and agrees as follows:

         1. Modification of Option. The Option hereby is converted, effective as of the effective time of the Merger ("Conversion Time"), into an option to purchase 3,300 shares of MFC's common stock at a price of $22.00 per share.

         2. Terms of Option. Except with respect to the number and identity of shares covered by the Option and the exercise price per share as described above, all other terms and provisions of the Option (including without limitation provisions relating to the term of the Option, conditions on exercise, and provisions relating to termination and vesting of the Option) shall continue in effect and the


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Option shall remain in full force and effect in accordance with its terms, with
MFC being substituted in the place and stead of FWB as a party to the Option.

         3. Benefit. This Modification Agreement shall be binding upon and shall inure to the benefit of Optionee, FWB, MFC and MountainBank and their respective heirs, legal representatives, successors and permitted assigns, as applicable.

         IN TESTIMONY WHEREOF, Optionee has executed this Agreement under seal as of this the day and year first above written.

                                                 /S/  Van F. Phillips     (SEAL)
                                            ------------------------------
                                                Optionee's Signature

                                                      Van F. Phillips
                                            ------------------------------------
                                                       (Print Name)





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STATE OF NORTH CAROLINA
COUNTY OF YANCEY

                                                   OPTION MODIFICATION AGREEMENT

         THIS OPTION MODIFICATION AGREEMENT (the "Agreement") is made and entered into as of the 20th day of December, 2001, by Van Phillips ("Optionee");

                                   WITNESSETH:

         WHEREAS, Optionee is the holder of an option to purchase 6,500 shares of common stock of First Western Bank ("FWB") at a price of $9.50 per share (the "Option"); and,

         WHEREAS, FWB, MountainBank ("MountainBank"), and MountainBank Financial Corporation ("MFC"), have entered into an Agreement and Plan of Reorganization and Merger dated September 17, 2001 (the "Acquisition Agreement") which provides for FWB to be merged into MountainBank (the "Merger"), with MountainBank to be the surviving bank; and,

         WHEREAS, the Acquisition Agreement provides that, at the time the Merger becomes effective, options to purchase shares of FWB's common stock previously granted by FWB to its directors under FWB's nonstatutory stock option plan, and previously granted by FWB to its officers and employees who become officers and employees of MountainBank in connection with the Merger, will, to the extent that those options remain outstanding and unexercised at the effective time of the Merger, be assumed by MFC on their then current terms and conditions and be converted into options to purchase shares of MFC's common stock; and,

         WHEREAS, the Acquisition Agreement provides that such conversion will be made such that, following the effective time of the Merger, each such option will represent an option to purchase 0.50 shares of MFC's common stock for each shares of FWB's common stock previously covered by the option, at a purchase price appropriately adjusted to reflect the effect of the Merger and the conversion of FWB's outstanding common stock into shares of MFC's common stock; and,

         WHEREAS, consummation of the Merger is conditioned on the holders of FWB's outstanding options agreeing to such assumption and conversion, and Optionee desires to evidence his or her agreement to and acknowledgment of the conversion of the Option and the terms thereof following assumption by MFC.

         NOW, THEREFORE, for and in consideration of MFC's assumption of the Option and its conversion into an option to purchase shares of MFC's common stock, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Optionee acknowledges and agrees as follows:

         1. Modification of Option. The Option hereby is converted, effective as of the effective time of the Merger ("Conversion Time"), into an option to purchase 3,250 shares of MFC's common stock at a price of $19.00 per share.

         2. Terms of Option. Except with respect to the number and identity of shares covered by the Option and the exercise price per share as described above, all other terms and provisions of the Option (including without limitation provisions relating to the term of the Option, conditions on exercise, and provisions relating to termination and vesting of the Option) shall continue in effect and the

Option shall remain in full force and effect in accordance with its terms, with MFC being substituted in the place and stead of FWB as a party to the Option.

         3. Benefit. This Modification Agreement shall be binding upon and shall inure to the benefit of Optionee, FWB, MFC and MountainBank and their respective heirs, legal representatives, successors and permitted assigns, as applicable.

         IN TESTIMONY WHEREOF, Optionee has executed this Agreement under seal as of this the day and year first above written.


                                                 /S/  Van F. Phillips     (SEAL)
                                           -------------------------------
                                                Optionee's Signature

                                                        Van F. Phillips
                                           -------------------------------------
                                                     (Print Name)